THE RBB FUND, INC.

Abbey Capital Futures Strategy Fund

Class I Shares (Ticker: ABYIX)
Class A Shares (Ticker: ABYAX)
Class C Shares (Ticker: ABYCX)
Class T Shares (Not Currently Available for Sale)

Supplement dated November 23, 2020
to the Fund’s Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2020, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Effective as of November 23, 2020, Winton Capital Management Limited will serve as a Trading Adviser to the Abbey Capital Futures Strategy Fund (the “Fund”) and its subsidiary, Abbey Capital Offshore Fund SPC. Accordingly, the following information is added to the Fund’s Prospectus and SAI.

(i)	Winton Capital Management Limited is added to the section titled “Summary Section — Management of the Fund — Investment Adviser and Trading Advisers” of the Fund’s Prospectus.

(ii)	The following is added to the section titled “More Information About Management of The Fund — Trading Advisers” of the Fund’s Prospectus:

Winton Capital Management Limited

The Adviser has entered into a trading advisory agreement with Winton Capital Management Limited (“Winton”) to manage a portion of the Fund’s assets using the Winton Trend Strategy. Winton is incorporated under the laws of England and Wales and its registered office is at 20 Old Bailey, London EC4M 7AN, England. Winton is authorised and regulated by the UK Financial Conduct Authority and is registered as a CTA and CPO with the CFTC and is a member of the NFA.

David Harding - Founder, CEO & Co-CIO

Mr. Harding has been at the forefront of systematic investment management for more than 30 years. He has founded two successful investment management companies: the first, AHL, was sold to Man Group in 1994; he launched the second, Winton, in 1997. A graduate of Cambridge University, Mr. Harding received a first-class Honours degree in natural sciences, specialising in theoretical physics. He founded Winton on the continuing belief that there exist long-term rewards for scientific research into financial markets.

Simon Judes - Co-Chief Investment Officer

Mr. Judes leads the development of Winton’s investment strategies and is responsible for the firm’s bespoke products. Previously, Mr. Judes was Winton’s Futures Strategy Manager, responsible for all futures trading systems. Since joining Winton in 2008, he has worked on projects including the design of several commodity and equity systems. Mr. Judes has a first-class honours degree from Oxford University, as well as a PhD in physics from Columbia University, where his thesis focused on string theory and cosmology.

Carsten Schmitz - Co-Chief Investment Officer

Mr. Schmitz leads the development of Winton’s investment strategies and is responsible for the firm’s PM Platform initiative. Prior to this, Mr. Schmitz oversaw the management of Winton’s research division. Mr. Schmitz joined Winton in 2008, after earning a Diploma with distinction from RWTH Aachen in Germany and a PhD with distinction from the University of Zurich. For his PhD and postdoctoral position, Mr. Schmitz worked at the DESY collider facility in Hamburg, analysing data from high-energy particle collisions.

Dan Mercer - Deputy Chief Investment Officer

Mr. Mercer leads the development of Winton’s long-short equity strategies. Since joining Winton in 2005, Mr. Mercer has been central to the firm’s research into single-stock equities. Prior to joining Winton, Mr. Mercer was reading for a Doctorate in applied statistics at the University of Oxford, specialising in geological fault detection in digital elevation maps. Mr. Mercer holds first-class degrees in applied statistics from the University of Oxford and mathematical statistics & operational research from the University of Exeter.

Joss Anstey - Head of Investment Operations

Mr. Anstey joined Winton in 2012 as a foreign exchange trading specialist and was promoted to Head of Execution in 2014. He began his career in 2004 as a foreign exchange analyst at Lehman Brothers. In 2008, he moved to Nomura and the following year to Société Générale where he was appointed as a director responsible for foreign exchange, emerging markets and derivatives institutional sales. Mr. Anstey holds a first class degree in mathematics and an MSc with distinction in finance, both from Imperial College, London.

Nick Saunders - Chief Operating Officer

Mr. Saunders is responsible for Winton’s client solutions, operations, technology and administrative functions globally. Mr. Saunders joined Winton in 2011 and has previously held other senior positions, including Head of Investment Operations, and Chief Information Officer, in which he oversaw technology across Winton’s business. Prior to Winton, Mr. Saunders was Co-Head of European Operations at Marshall Wace and worked in the prime brokerage department of Merrill Lynch. Mr. Saunders holds a BA degree in geography from the University of Birmingham.

(iii)	The following is added to the section titled “Investment Advisory and Other Services — Investment Trading Advisers” in the Fund’s SAI:

Winton Capital Management Limited (“Winton”) 20 Old Bailey, London EC4M 7AN, England

Winton is a research-led, quantitative investment management company. The Winton Trend Strategy uses technical macro strategies that are applied to more than 80 liquid futures and FX markets, spanning stock indices, fixed income, currencies, agriculture, metals and energies. David Harding founded Winton in 1997 and he is the principal owner of Winton.

Please retain this Supplement for future reference.